Goodwill and Other Purchased Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Purchased Intangible Assets
7. GOODWILL AND OTHER PURCHASED INTANGIBLE ASSETS
Goodwill
Goodwill and other purchased intangible assets are included in the identifiable assets of the segment to which the operations of the acquired entity have been assigned. Accumulated goodwill impairment losses at December 31, 2015 and 2014, totaled $570 million at the Aerospace Systems segment.
Changes in the carrying amounts of goodwill for the years ended December 31, 2015 and 2014, were as follows:

$ in millions	Aerospace Systems	Mission Systems	Technology Services	Total
Balance as of December 31, 2013	$3,742	$6,714	$1,982	$12,438
Businesses acquired and other(1)	—	(8)	36	28
Balance as of December 31, 2014	$3,742	$6,706	$2,018	$12,466
Businesses acquired and other(1)	—	(2)	(4)	(6)
Balance as of December 31, 2015	$3,742	$6,704	$2,014	$12,460

(1)	Other consists primarily of adjustments for foreign currency translation.
Purchased Intangible Assets
Net contract, program, and other intangible assets comprise the following:

	December 31
$ in millions	2015	2014
Gross contract, program and other intangible assets	$1,828	$1,831
Less accumulated amortization	(1,751)	(1,730)
Net contract, program and other intangible assets	$77	$101

Amortization expense for 2015, 2014 and 2013, was $22 million, $22 million and $26 million, respectively. The company’s purchased intangible assets are being amortized on a straight-line basis over an aggregate weighted-average period of 21 years and are included in other non-current assets in the consolidated statements of financial position. As of December 31, 2015, the expected future amortization of purchased intangibles for each of the next five years is as follows:

$ in millions
Year Ending December 31
2016	$16
2017	14
2018	12
2019	10
2020	6